LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Ronald B. Cushey and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1994, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.



     FRANS J. AFMAN
     Frans J. Afman
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Ronald B. Cushey and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1994, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of March, 1995.




     RYUICHI NODA
     Ryuichi Noda
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Ronald B. Cushey and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1994, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




     R. TIMOTHY O'DONNELL
     R. Timothy O'Donnell
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Ronald B. Cushey and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1994, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




     ANTHONY J. SCOTTI
     Anthony J. Scotti
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Ronald B. Cushey and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1994, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




     ROGER R. SMITH
     Roger R. Smith
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Ronald B. Cushey and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1994, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




     GREGORY R. PIERSON
     Gregory R. Pierson
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Ronald B. Cushey and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1994, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




     MASAO NOMURA
     Masao Nomura
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Ronald B. Cushey and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1994, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




     JAY BURNHAM
     Jay Burnham
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage, Ronald B. Cushey and Michael J. White, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1994, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




     JONATHAN D. LLOYD
     Jonathan D. Lloyd
     Director

                          LIVE ENTERTAINMENT INC.

                         Certificate of Secretary


     I, Michael J. White, Secretary of LIVE ENTERTAINMENT INC., a Delaware corporation (the "Company"), do hereby certify that attached hereto as Exhibit A is a true and correct copy of resolutions adopted by the Board of Directors of the Company on February 10, 1995, and that such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

     IN WITNESS WHEREOF, I have signed this Certificate on the 9th day of March, 1995.


                                   MICHAEL J. WHITE

                                   Michael J. White
                                   Secretary

     I, Roger A. Burlage, President and Chief Executive Officer of the Company, do hereby certify that Michael J. White has been duly elected (or appointed) and is duly qualified as, and on this day is, Secretary of the Company, and the signature above is his genuine signature.

     IN WITNESS WHEREOF, I have signed this Certificate on the 9th day of March, 1995.


                                   ROGER A. BURLAGE

                                   Roger A. Burlage
                                   President and Chief Executive
Officer

                                 EXHIBIT A

     .    .    .

          RESOLVED, that Michael J. White, Ronald B.
          Cushey and Roger A. Burlage, and each of them severally, are hereby appointed as attorneys with the power to execute the Corporation's
          Annual Report on Form 10-K for the
          Corporation's fiscal year ended December 31, 1994 ("Fiscal 1994") and amendments thereto on behalf of such directors and officers of the Corporation who approve such appointment in their individual cases by the execution of appropriate powers of attorney.

          AND FURTHER RESOLVED, that Michael J. White,
          Ronald B. Cushey and Roger A. Burlage, and each of them severally, shall have the authority to execute, on behalf of the Corporation, the Corporation's Annual Report on Form 10-K for Fiscal 1994 and amendments thereto.

     .    .    .